Exhibit 99.1

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Financial Statements

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Rhapsody Acquisition Corp.

We have audited the accompanying balance sheet of Rhapsody Acquisition Corp. (a corporation in the development stage) as of October 10, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (April 24, 2006) to October 10, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rhapsody Acquisition Corp. as of October 10, 2006, and its results of operations and its cash flows for the period from inception (April 24, 2006) to October 10, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP.

BDO Seidman, LLP

New York, New York

October 10, 2006

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Balance Sheet

October 10, 2006
ASSETS

Current Assets:
Cash and cash equivalents	1,043,394
Cash held in Trust (Note 1)	39,278,250

Total assets	40,321,644

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accrued registration costs	131,458
Deferred underwriting fee (Note 2)	414,000
Accrued expenses	5,166
Note payable to stockholder (Note 3)	90,000

Total current liabilities	640,624

Common Stock, subject to possible conversion (1,034,483 shares at conversion value) (Note 1)	7,851,726

Commitments (Note 4)

Stockholders’ equity (Notes 2, 5 and 6)
Preferred stock, $.0001 par value, 1,000,000 shares authorized, 0 shares issued	—
Common stock, $.0001 par value, 15,000,000 shares authorized, 5,265,517 shares issued and outstanding (excluding 1,034,483 shares subject to possible conversion)	527
Additional paid-in capital	31,836,477
Deficit accumulated during the development stage	(7,710)

Total stockholders’ equity	31,829,294

Total liabilities and stockholders’ equity	40,321,644

See Notes to the Financial Statements

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Statement of Operations

For the period April 24, 2006 (inception) to October 10, 2006

Revenue	—

Operating expenses:
Formation, general and administrative costs (Note 4)	$7,954

Operating loss	(7,954)
Interest income	244

Net loss	(7,710)

Weighted average number of shares outstanding (basic and diluted)	1,155,621
Basic and diluted net loss per share	$(0.01)

See Notes to the Financial Statements

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Statement of Stockholders’ Equity

For the period April 24, 2006 (inception) to October 10, 2006

	Common Stock		Additional paid-in capital	Deficit Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
Balance, April 24, 2006	—	—	—	—	—
Common shares issued to initial stockholders	1,125,000	$113	$24,887	—	$25,000
Sale of 5,175,000 units, net of underwriter's discount and offering expenses (includes 1,034,483 shares subject to possible conversion)	5,175,000	517	38,413,113	—	38,413,630
Net proceeds subject to possible conversion (1,034,483 shares)	(1,034,483)	(103)	(7,851,623)	—	(7,851,726)
Proceeds from issuance of unit purchase option	—	—	100	—	100
Proceeds from issuance of insider warrants	—	—	1,250,000	—	1,250,000
Net loss for the period	—	—	—	$(7,710)	(7,710)

Balance at October 10, 2006	5,265,517	$527	$31,836,477	$(7,710)	$31,829,294

See Notes to the Financial Statements

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Statement of Cash Flows

For the period April 24, 2006 (inception) to October 10, 2006

OPERATING ACTIVITIES
Net loss for the period	$(7,710)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Increase in accrued expenses	5,166

Net cash used in operating activities	(2,544)

INVESTING ACTIVITIES
Cash contributed to trust fund	(39,278,250)

Net cash used in investing activities	(39,278,250)

FINANCING ACTIVITIES
Proceeds from sale of shares of common stock to initial stockholders	25,000
Proceeds from note payable, stockholder	90,000
Proceeds from sale of unit purchase option	100
Proceeds from issuance of insider warrants	1,250,000
Portion of proceeds from sale of units through public offering, allocable to shares of common stock subject to possible conversion	7,851,726
Net proceeds from sale of units through public offering allocable to stockholders’ equity	31,107,362

Net cash provided by financing activities	40,324,188

Net increase in cash and cash equivalents	1,043,394
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$1,043,394

Supplemental disclosure of non-cash financing activities:
Accrued registration costs	$131,458
Deferred underwriting fee	$414,000
Fair value of unit purchase option included in offering costs	$1,687,500

See Notes to the Financial Statements

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Summary of Significant Accounting Policies

Income taxes

The Company follows Statement of Financial Accounting Standards No. 109 (“SFAS No. 109”), “Accounting for Income Taxes” which is an asset and liability approach that has been recognized in the Company’s financial statements. The Company has a net operating loss carryforward of approximately $7,700 available to reduce any future income taxes. The tax benefit of this loss, approximately $3,000, has been fully offset by a valuation allowance due to the uncertainty of its realization.

Net loss per share

Net loss per share is computed on the basis of the weighted average number of common shares outstanding during the period.

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Since the effect of outstanding warrants purchasing common stock and the underwriters’ purchase option is antidilutive, they have been excluded from the Company’s computation of diluted net income per share. Therefore, basic and diluted loss per share were the same for the period from inception (April 24, 2006) to October 10, 2006.

Concentration of credit risk

Financial instructions that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the report amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

1. Organization and Business Operations

Rhapsody Acquisition Corp. (the “Company”) was incorporated in Delaware on April 24, 2006 as a blank check company whose objective is to acquire an operating business.

All activity from April 24, 2006 (inception) through October 10, 2006 relates to the Company’s formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective October 3, 2006. The Company consummated the offering on October 10, 2006 and received net proceeds of approximately $39 million (Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $39,278,250, which includes $1,250,000 relating to the sale of insider warrants and $414,000 deferred payment to the underwriters, of the net proceeds is being held in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s Chairman of the Board, Chief Executive Officer and President has agreed that he will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

Additionally, if the Company is unable to consummate a Business Combination by October 3, 2007, up to an aggregate of $200,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,125,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares to cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying October 10, 2006 balance sheet.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination by October 3, 2008. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

2. Initial Public Offering	On October 10, 2006, the Company sold 5,175,000 units (“Units”) in the Offering, which included 675,000 units subject to the over-allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant(s) (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable, at the Company’s option, with the prior consent of EarlyBirdCapital, Inc., the representative of the underwriters in the Offering (“Representative”), at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

The Company agreed to pay the underwriters in the Offering an underwriting discount of 5.5% of the gross proceeds of the Offering and a non-accountable expense allowance of 0.5% of the gross proceeds of the Offering. However, the underwriters have agreed that 1.0% of the underwriting discount ($414,000) will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination. In connection with this Offering, the Company also issued an option (“Option”), for $100, to the Representative to purchase 450,000 Units at an exercise price of $8.80 per Unit. The Units issuable upon exercise of the Option are identical to the Units sold in the Offering. The Company has accounted for the fair value of the Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the Option is approximately $1,687,500 ($3.75 per Unit) using a Black-Scholes option-pricing model. The fair value of the Option granted to the Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 50.99%, (2) risk-free interest rate of 4.56% and (3) expected life of 5 years. The Option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the Option (the difference between the exercise prices of the Option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the Option or underlying Warrants, the Option or Warrants, as applicable, will expire worthless.

3. Note Payable, Stockholder	The Company issued a $90,000 unsecured promissory note to the Company’s Chairman of the Board, Chief Executive Officer and President on May 15, 2006. The note is non interest-bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

4. Commitments	The Company presently occupies office space provided by an affiliate of the Company’s Chairman of the

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

Board, Chief Executive Officer and President. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. Commencing on October 3, 2006, the Company will pay such affiliate $7,500 per month for such services. An amount of $1,935 for such services from October 3, 2006 to October 10, 2006 is included in formation, general and administrative costs in the accompanying Statement of Operations.

Pursuant to letter agreements with the Company and the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

Four of the Initial Stockholders and one affiliate of an Initial Stockholder committed to purchase 1,136,364 Warrants (“Insider Warrants”) at $1.10 per Warrant (for an aggregate purchase price of $1,250,000) privately from the Company. These purchases took place simultaneously with the consummation of the Offering. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants purchased by such purchasers are identical to the Warrants underlying the Units offered in the Offering except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

The Initial Stockholders and holders of the Insider Warrants (or underlying securities) will be entitled to registration rights with respect to their founding shares or Insider Warrants (or underlying securities), as the case may be, pursuant to an agreement dated October 3, 2006. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Rhapsody Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

The Representative has been engaged by the Company to act as the Company’s non exclusive investment banker in connection with a proposed Business Combination. For assisting the Company in structuring and negotiating the terms of a Business Combination, the Company will pay the Representative a cash transaction fee equal to 1% of the total consideration paid in connection with the Business Combination, with a maximum fee to be paid of $360,000. Additionally, the Company has agreed to pay the fees and issue the securities to the underwriters in the Offering as described in Note 2 above.

5. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

6. Common Stock

The Company is authorized to issue 15,000,000 shares of common stock, of which 6,300,000 were issued and outstanding as of October 10, 2006, including 1,034,483 common shares subject to possible conversion.

At October 10, 2006, 7,211,364 shares of common stock were reserved for issuance upon exercise of the Warrants and the Option.

The Company currently has no commitments to issue any shares of common stock other than as described herein; however, the Company may issue a substantial number of additional shares in connection with a Business Combination. To the extent that additional shares of common stock are issued, dilution to the interests of the Company’s stockholders who participated in the Offering will occur.